UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2021

Saker Aviation Services, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52593	87-0617649
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

20 South Street, Pier 6 East River, New York, NY 10004
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (212) 776-4046

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 26, 2021, Saker Aviation Services, Inc. (the “Company”) has named Samuel Goldstein to serve as its acting principal executive officer.

This announcement follows the Report on Form 8-K on December 24, 2020, in which the Company announced that its president and chief executive officer, Ronald J. Ricciardi, who had served as the Company’s principal executive officer, principal financial officer, and principal accounting officer, began a temporary leave of absence to address health issues unrelated to the COVID-19 pandemic. The treatments for these health issues have been extended, necessitating the Company’s current Report. Mr. Goldstein will serve as acting principal executive officer, joining Mr. Mark Raab, the Company’s Corporate Controller, who has served since December 24, 2020 and will continue to serve as acting principal financial officer and acting principal accounting officer until such time as Mr. Ricciardi is able to resume each of his responsibilities.

Mr. Goldstein was appointed as a director of the Company on September 21, 2018. Mr. Goldstein has served since 2014, and continues to serve, as Deputy Director of the Helicopter Tourism and Jobs Council (“HTJC”). During this time, HTJC successfully negotiated a settlement with the City of New York enabling the helicopter air tour industry to continue operations. In early 2019, Mr. Goldstein joined Marino, a leading strategic communications firm with offices in New York City and Los Angeles, where he is a director with Marino’s Land Use & Public Policy unit. Mr. Goldstein was also a principal at Kivvit Public Affairs from 2017 to 2018 and served previously as the director of government relations for Selfhelp Community Services, one of New York’s largest senior housing and social service organizations, from 2008 to 2013.

There is no arrangement or understanding between Mr. Goldstein and any other person pursuant to which he was selected as acting principal executive officer. There are no family relationships between Mr. Goldstein and any director or executive officer of the Company. Mr. Goldstein is not a party to any transaction in which the Company is a participant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKER AVIATION SERVICES, INC.

Dated: March 26, 2021	By:	/s/ Mark Raab
Mark Raab
Acting Principal Financial Officer